                                                                    Exhibit 10.1
                                                                    ------------


                  AMENDED AND RESTATED REGISTRATION AGREEMENT

          THIS AGREEMENT is made as of June 4, 1996, and amended and restated as of May 14, 1999, by and among National Equipment Services, Inc., a Delaware corporation (the "Company") and the stockholders of the Company identified on
                  -------
the signature pages attached hereto. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

          The parties hereto agree as follows:

          1.   Demand Registrations.
               --------------------

          (a)  Requests for Registration.  At any time, (i) the holders of a
               -------------------------
majority of the Original Registrable Securities or the holders of a majority of the Series A Preferred Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), (ii) the
                                        -----------------------
holders of a majority of the Original Registrable Securities or the holders of a majority of the Series A Preferred Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-
                                                                       -----
Form Registrations") if available, and (iii) any of Golder, Thoma, Cressey,
------------------
Rauner Fund V, L.P., The 1818 Fund III, L.P. or Co-Investment Partners, L.P. (each, a "Qualified Holder") may request registration under the Securities Act
          ----------------
of all or any portion of its Registrable Securities. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand
                                                                     ------
Registrations."  Demand Registrations shall be made on a short form whenever the
-------------
Company is permitted to do so. Notwithstanding anything herein to the contrary, a Demand Registration may not be requested pursuant to this paragraph 1(a) unless the Registrable Securities initially requested to be included in such Demand Registration have an aggregate offering value of at least $20.0 million. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written re quests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b)  Permitted Long-Form Registrations.  The holders of Original
               ---------------------------------
Registrable Securities, as a group (the "Original Group"), and the holders of
                                         --------------
Series A Preferred Registrable Securities, as a group  (the "Series A Preferred
                                                             ------------------
Group"), shall each be entitled to request, pursuant to clause (i) of paragraph
-----
1(a), (i) four Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations") and (ii) an
                        ------------------------------------
unlimited number of Long-Form Registrations in which the Original Group and the Series A Preferred Group shall pay their share of the Registration Expenses as set forth in paragraph 5 hereof. The group initially requesting a Company-paid Long Form Registration shall be referred to herein as the "Initiating Group." A
                                                           ----------------
registration shall not count as one of the Initiating Group's permitted Long-Form Registrations until it has become effective and no Company-paid Long-Form Registration shall count as one of the Initiating Group's permitted Long-Form Registrations unless the Initiating Group is able to register and sell at least 90% of the Registrable Securities requested to be included by such Initiating Group in such registration; provided that in any event the Company shall pay all Registration
              --------
Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

          (c) Permitted Short-Form Registrations.  In addition to the Long-Form
              ----------------------------------
Registrations provided pursuant to paragraph 1(b), the Original Group and the Series A Preferred Group shall each be entitled to request, pursuant to clause
(ii) of paragraph 1(a), an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

          (d) Permitted Independent Demand Registrations.  In addition to the
              ------------------------------------------
Long Form Registrations provided pursuant to paragraph 1(b) and the Short Form Registrations provided pursuant to paragraph 1(c), each Qualified Holder shall be entitled to request, pursuant to clause (iii) of paragraph 1(a), one Demand Registration in which the Company shall pay all Registration Expenses. A registration shall not count as the initiating Qualified Holder's permitted Demand Registration until it has become effective and unless the initiating Qualified Holder is able to register and sell at least 50% of the Registrable Securities requested to be included by such Initiating Qualified Holder in such registration; provided that if The 1818 Fund III, L.P. is the Initiating Qualified Holder, such 50% threshold shall not be deemed satisfied unless The 1818 Fund III, L.P., Erie Indemnity Company, Erie Insurance Exchange and Aquila Limited Partnership are collectively able to register and sell at least 50% of the Registrable Securities collectively requested to be included by them; provided further that in any event the Company shall pay all Registration
----------------
Expenses in connection with any such registration whether or not it has become effective and whether or not such registration has counted as the initiating Qualified Holder's permitted Demand Registration.

          (e) Priority on Demand Registrations.  The Company shall not include
              --------------------------------
in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested by each such holder to be included in such offering. Notwithstanding anything herein to the contrary, without the consent of the Company and the holders of a majority of the Registrable Securities included in such registration, any Persons other than holders of Registrable Securities who participate in Demand Registrations must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

          (f) Restrictions on Certain Demand Registrations.  The Company shall
              --------------------------------------------
not be obligated to effect any Demand Registration within 180 days after the effective date of a previous registration. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the board of directors of the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of stock or assets or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (g) Selection of Underwriters.  The holders of a majority of the
              -------------------------
Registrable Securities included in any underwritten Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

          (h) Other Registration Rights.  Except as provided in this Agreement,
              -------------------------
(i) the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities, and
(ii) the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, on terms which are more favorable (e.g., rights which are other than pari passu) to such Person than those granted to the holders of Series A Preferred Registrable Securities hereunder without the prior written consent of the holders of a majority of the Series A Registrable Securities. Furthermore, if the Company hereafter grants to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, by means of a shelf registration pursuant to Rule 415 under the Securities Act, then the Company shall simultaneously grant such rights to the holders of Series A Preferred Registrable Securities.

          2.  Piggyback Registrations.
              -----------------------

          (a) Right to Piggyback.  Whenever the Company proposes to register any
              ------------------
of its securities under the Securities Act (other than pursuant to a Demand Registration (which is addressed under paragraph 1 above rather than under this paragraph 2)) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback
                                                                       ---------
Registration"), the Company shall give prompt written notice (in any event
------------
within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) Piggyback Expenses.  The Registration Expenses of the holders of
              ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations.  If a Piggyback Registration is
              ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested by each such holder to be included in such offering, and (iii) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested by each such holder to be included in such offering, and (iii) third, other securities requested to be included in such registration.

          (e) Selection of Underwriters.  If any Piggyback Registration is an
              -------------------------
underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

          (f) Other Registrations.  If the Company has previously filed a
              -------------------
registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convert ible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

          3.   Holdback Agreements.
               -------------------

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4.   Registration Procedures.  Whenever the holders of Registrable
               -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registra tion statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions (including, without limitation, causing representatives of the Company to participate in any "road show" or "road shows") as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

          5.   Registration Expenses.
               ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne
                                        ---------------------
as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, in addition to the provisions of paragraph 5(a) above, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and dis bursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.   Indemnification.
               ---------------

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, members, affiliates and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder specifically stating that it is for use in the preparation of such registration statement, prospectus or preliminary prospectus, amendment or supplement; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, member, affiliate or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7.   Participation in Underwritten Registrations.  No Person may
               -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

          8.   Definitions.
               -----------

          (a) "Executive Registrable Securities" means (i) any shares of Common
               --------------------------------
Stock issued upon conversion or exchange of the Class A Common Stock, par value $.01 per share, and the Class B Common Stock, par value $.01 per share, originally issued to any Executives, (ii) any other Common Stock issued with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) of this paragraph 8(a). As to any particular Executive Registrable Securities, such securities shall cease to be Executive Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          (b) "Executives" means, collectively, current and former executive
               ----------
employees and board members of, and consultants to, the Company and its Subsidiaries who are or become parties to this Agreement, including without limitation Kevin Rodgers, Dennis O'Connor, Paul Ingersoll, James Kowalik, Michael Wolverton, Carter Wilson, James Horsley, Joseph Swinbank, Donald Poarch, James O'Neil, Sammy Sorsby, J.D. Cox, Marc Trubitz, Suellen Trubitz, Randall Brevard, Linda Sue Hughes, Donald Stewart, Ronald St. Clair, William Lear and Joseph Cormier.

          (c) "Golder Thoma Registrable Securities" means (i) any shares of
               -----------------------------------
Common Stock issued upon conversion or exchange of the Class A Common Stock, par value $.01 per share, and the Class B Common Stock, par value $.01 per share, issued pursuant to that certain Stock Purchase Agreement, dated as of June 4, 1996, by and between the Company and Golder, Thoma,

Cressey, Rauner Fund V, L.P. (as assignee of the original party, Golder, Thoma, Cressey, Rauner Fund IV, L.P.), (ii) any other Common Stock issued with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) of this paragraph 8(c). As to any particular Golder Thoma Registrable Securities, such securities shall cease to be Golder Thoma Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Golder Thoma Registrable Securities whenever such Person has the right to acquire such Golder Thoma Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          (d) "Original Registrable Securities" means, collectively, the Golder
               -------------------------------
Thoma Registrable Securities and the Executive Registrable Securities.

          (e) "Registrable Securities" means collectively, the Original
               ----------------------
Registrable Securities and Series A Preferred Registrable Securities.

          (f) "Series A Preferred Registrable Securities" means (i) any shares
               -----------------------------------------
of Common Stock issued upon conversion or exchange of the Senior Redeemable Convertible Preferred Stock, Series A, par value $.01 per share, issued pursuant to that certain Stock Purchase Agreement, dated as of April 27, 1999, by and among the Company, The 1818 Fund III, L.P., Co-Investment Partners, L.P., Erie Indemnity Company, Erie Insurance Exchange and Aquila Limited Partnership, (ii) any other Common Stock issued with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) of this paragraph 8(f). As to any particular Series A Preferred Registrable Securities, such securities shall cease to be Series A Preferred Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Series A Preferred Registrable Securities whenever such Person has the right to acquire such Series A Preferred Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          9.   Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements.  The Company shall not hereafter
               --------------------------
enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b)  Adjustments Affecting Registrable Securities.  The Company shall
               --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)  Remedies.  Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights specifically and to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided that (i) no such amendment or action which adversely affects any one holder or group of holders of Registrable Securities, as such, vis-a-vis the other holders of Registrable Securities, as such, shall be effective against such holder or group of holders without the prior written consent of such holder or group of holders and (ii) no such amendment or action which adversely affects the unique rights of the holders of Series A Registrable Securities hereunder or a Qualified Holder hereunder (e.g., a reduction in the number of their Demand Registrations) shall be effective against such holder or group of holders without the prior written consent of the holders of a majority of the Series A Registrable Securities or such Qualified Holder, as the case may be.

          (e)  Successors and Assigns.  All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f)  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h)  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (i)  Governing Law.  The corporate law of the State of Delaware shall
               -------------
govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (j)  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each holder of Registrable Securities at the addresses indicated on the Company's books and records and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                           *     *     *     *    *

          IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Agreement as of the date first written above.

                                    NATIONAL EQUIPMENT SERVICES,
                                      INC.


                                    By:  /s/  Kevin P. Rodgers
                                        ---------------------------
                                    Name:   Kevin P. Rodgers
                                          -------------------------
                                    Title:   President and CEO
                                           ------------------------


                                    GOLDER, THOMA, CRESSEY, RAUNER
                                      FUND V, L.P.

                                    By: GTCR V, L.P.
                                    Its: General Partner

                                    By: Golder, Thoma, Cressey, Rauner, Inc.
                                    Its: General Partner

                                    By:  /s/  Wiliam C. Kessinger
                                        ---------------------------
                                    Its: Principal

                                     /s/  Kevin P. Rodgers
                                    -------------------------------
                                          Kevin Rodgers

                                     /s/  Paul R. Ingersoll
                                    -------------------------------
                                          Paul Ingersoll



                                    THE 1818 FUND III, L.P.

                                    By:  Brown Brothers Harriman & Co.,
                                    Its:  General Partner

                                    By:  /s/  T. Michael Long
                                        ---------------------------
                                    Name:  T. Michael Long
                                    Title:  Partner

                                    CO-INVESTMENT PARTNERS, L.P.

                                    By:  CIP Partners, LLC,
                                    Its:  General Partner

                                    By: /s/ Walter M. Cain
                                        -----------------------------
                                    Name: Walter M. Cain
                                         ----------------------------
                                    Title: Individual Managing Member



                                    ERIE INDEMNITY COMPANY

                                    By: /s/ Douglas F. Ziegler
                                        -----------------------------
                                    Name: Douglas F. Ziegler
                                    Title: Senior Vice President, Treasurer
                                                 & Chief Investment Officer



                                    ERIE INSURANCE EXCHANGE

                                    By:  Erie Indemnity Company,
                                    Its:   attorney-in-fact

                                    By: /s/ Douglas F. Ziegler
                                        -----------------------------
                                    Name: Douglas F. Ziegler
                                    Title: Senior Vice President, Treasurer
                                                 & Chief Investment Officer



                                    AQUILA LIMITED PARTNERSHIP

                                    By: Northway Management Company, LLC,

                                    By: /s/ Patrick J. Costello
                                        -----------------------------
                                    Name: Patrick J. Costello
                                    Title: Chief Financial Officer


                                CONTINUATION OF
         SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION AGREEMENT

                                     GTCR ASSOCIATES V

                                      By: /s/ William C. Kessinger
                                          ---------------------------
                                      Golder, Thoma, Cressey, Rauner, Inc.
                                      Its: Managing General Partner

                                      By:  /s/ William C. Kessinger
                                          ---------------------------
                                      Its: Principal


                                      RODGERS INVESTMENT PARTNERS, L.P.

                                      By:  /s/ Kevin P. Rodgers
                                           --------------------------

                                      /s/ Dennis O'Connor
                                      -------------------------------
                                      Dennis O'Connor


                                      /s/ James G. Kowalik
                                      -------------------------------
                                      James G. Kowalik


                                      _______________________________
                                      Jerry M. Wolverton


                                      _______________________________
                                      Carter Wilson


                                      _______________________________
                                      James Horsley


                                      _______________________________
                                      Joseph Swinbank





                                CONTINUATION OF
         SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION AGREEMENT

                                      _______________________________
                                      Donald Poarch


                                      /s/ James O'Neil
                                      --------------------------------
                                      James O'Neil


                                      _______________________________
                                      Sammy Sorsby


                                      _______________________________
                                      J.D. Cox


                                      _______________________________
                                      Marc S. Trubitz


                                      _______________________________
                                      Suellen Trubitz

                                      /s/ Douglas Randall Brevard
                                      -------------------------------
                                      Douglas Randall Brevard

                                      /s/ Linda Sue Hughes
                                      -------------------------------
                                      Linda Sue Hughes

                                      /s/ Donald Stewart
                                      -------------------------------
                                      Donald Stewart

                                      /s/ Ronald St. Clair
                                      -------------------------------
                                      Ronald St. Clair



                                CONTINUATION OF
         SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION AGREEMENT

                                      /s/ William S. Lear
                                      -------------------------------
                                      William S. Lear


                                      _______________________________
                                      Joseph Y. Cormier

                                      /s/ Joseph Falconite
                                      -------------------------------
                                      Joseph Falconite


                                      _______________________________
                                      Ralph McCurry


                                      _______________________________
                                      Michael A. Falconite


                                      _______________________________
                                      Emilie Falconite


                                      _______________________________
                                      Angela S. Grimm

                                      /s/ David Melber
                                      -------------------------------
                                      David Melber


                                      _______________________________
                                      Richard Mann


                                      R&R RENTALS

                                      By:  __________________________
                                      Its: __________________________


                                CONTINUATION OF
         SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION AGREEMENT

                                      FALCONITE INVESTMENT L.P.

                                      By:  __________________________
                                      Its: __________________________



                                      ST. LOUIS CORP. TRAVEL

                                      By:  __________________________
                                      Its: __________________________



                                      Ralph McCurry (Trust)

                                      By:  __________________________
                                      Its: __________________________


                                CONTINUATION OF
         SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION AGREEMENT